UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                September 7, 2004
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)

             Israel                     000-29871                 N/A
       ------------------               ----------                ---
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)

                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)

                               011-972-3-645-5220
                               ------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

         On September 7, 2004, RADVision Ltd. announced that it had acquired the intellectual property and key developer assets of VisionNex of China.

         A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1     RADVision Ltd. Press Release dated September 7, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 8, 2004                     RADVISION LTD.
                                               (Registrant)



                                            By: /s/Arnold Taragin
                                                -----------------
                                                Arnold Taragin
                                                Corporate Vice President
                                                  and General Counsel